VBI VACCINES

CLINICAL UPDATE

VBI-1501A

(CONGENITAL CMV VACCINE)

NASDAQ: VBIV
TSX: VBV

JULY 27 2017

Cautionary Statement Regarding Forward-Looking Information

Certain statements in this press release that are forward-looking and not statements of historical fact are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are forward-looking information within the meaning of Canadian securities laws (collectively "forward-looking statements"). The company cautions that such statements involve risks and uncertainties that may materially affect the company's results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors, including but not limited to the ability to establish that potential products are efficacious or safe in preclinical or clinical trials; the ability to establish or maintain collaborations on the development of therapeutic candidates; the ability to obtain appropriate or necessary governmental approvals to market potential products; the ability to obtain future funding for developmental products and working capital and to obtain such funding on commercially reasonable terms; the company's ability to manufacture product candidates on a commercial scale or in collaborations with third parties; changes in the size and nature of competitors; the ability to retain key executives and scientists; and the ability to secure and enforce legal rights related to the company's products, including patent protection. A discussion of these and other factors, including risks and uncertainties with respect to the company, is set forth in the Company's filings with the Securities and Exchange Commission and the Canadian securities authorities, including its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 20, 2017, and filed with the Canadian security authorities at sedar.com on March 24, 2017, as may be supplemented or amended by the Company's Quarterly Reports on Form 10-Q. The company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Agenda

1. INTRODUCTION
2. OVERVIEW OF CYTOMEGALOVIRUS (CMV)
3. PHASE I CLINICAL STUDY – DESIGN & INTERIM DATA READ-OUT
4. SUMMARY OF NEAR-TERM MILESTONES
5. Q&A

What is CMV?

CYTOMEGALOVIRUS (CMV) IS A COMMON VIRUS THAT INFECTS ONE IN EVERY TWO PEOPLE IN MANY DEVELOPED COUNTRIES

- Most CMV infections are "silent" – most people who are infected with CMV exhibit no signs or symptoms

- However, CMV can cause serious disease in newborns when a woman is infected during pregnancy, including:
    - Deafness
    - Blindness
    - Physical birthmarks
    - Developmental delays

- This is known as **CONGENITAL CMV**



Sources: Manicklal, S. et al, "The Silent Global Burden of Congenital Cytomegalovirus", Clin Microbiol Rev. 2013 Jan; 26(1): 86-102

CMV Disease Burden

- Each year, approximately **30,000 infants are born each year with CMV infection,** of which more than 5,000 U.S. infants will develop permanent problems

- In the U.S., the direct economic costs of CMV infection **exceeds $3.0B annually**

U.S. CHILDREN BORN WITH OR DEVELOPING LONG-TERM MEDICAL CONDITIONS



Congenital CMV Disease
Fetal Alcohol Syndrome
Down Syndrome
Spina Bifida / Anencephaly
Pediatric HIV / AIDS
Invasive Hib
0
1,000
2,000
3,000
4,000
5,000
6,000
Incidence per year
CMV affects more live births than Down Syndrome or Fetal Alcohol Syndrome

Sources: Cannon, M.J., and K.F. Davis, 2005. Washing our hands of the congenital cytomegalovirus disease epidemic. BMC Public Health 5:70; CDC website; Stratton KR et al, Committee to Study Priorities for Vaccine Development, Inst. Of Med., Washington DC; U.S. Centers for Disease Control and Prevention; Marsico 2017, "Congenital Cytomegalovirus Infection: Advances and Challenges in Diagnosis, Prevention, and Treatment", NCBI Ital J Pediatr 2017; 43:38

CMV Phase I Clinical Trial Overview

Opportunity for Immunologic Human Proof of Concept with Ph I Data

TRIAL DESIGN

- **Enrolled Population:** 128 CMV-Negative Healthy Adults (18-40 yrs)
- **Design:** Observer-blind five arm study, subjects randomized in a 1:1:1:1 ratio to receive vaccination at month 0, 2, and 6 of either:
  - 0.5µg of gB-G content with alum (VBI-1501A 0.5µg)
  - 1.0µg of gB-G content with alum (VBI-1501A 1.0µg)
  - 1.0µg of gB-G content without alum (VBI-1501 1.0µg)
  - 2.0µg of gB-G content with alum (VBI-1501A 2.0µg)
  - Placebo
- **Expected Duration:** 20 Months
- **Interim Data Read-Out:** Based on samples collected 1 month after 2nd dose
- **Final Data Read-Out:** Expected H1 2018
- **Primary Endpoint:** Safety and Tolerability
- **Secondary Endpoints:**
  - gB binding titers
  - nAb titers in fibroblast and epithelial cells
  - gB antibody avidity measurement

Interim Phase I Immunogenicity Signals (1)

BASED ON SUBJECT SAMPLES COLLECTED 1 MONTH AFTER 2ND VACCINATION

After two vaccinations, immunization of subjects with the highest dose of VBI-1501A (2.0µg) induced:

- Seroconversion* in 100% of subjects
- Adjuvant (alum) enhances immunogenicity
- Neutralizing antibody titers against epithelial cell infection in 17% of subjects



GMT
100000
10000
1000
Placebo
VBI-1501A (0.5µg gB)
VBI-1501A (1µg gB)
VBI-1501A (2µg gB)
VBI-1501 (1µg gB)

*Seroconversion defined as 4x-fold above baseline titer (industry convention)

Interim Phase I Immunogenicity Signals (2)

BASED ON SUBJECT SAMPLES COLLECTED 1 MONTH AFTER 2ND VACCINATION

Clear dose-dependent boosting of response:



Fold-increase
25
20
15
10
5
0
Placebo
VBI-1501A (0.5µg gB)
VBI-1501A (1µg gB)
VBI-1501A (2µg gB)
VBI-1501 (1µg)

Fold-increase is based on comparison of antibody binding GMTs at day 56 (post 1st vaccination) vs. day 84 (1 month post 2nd vaccination)

Interim Phase I Data Summary

- VBI-1501A is safe and well tolerated at all doses tested
- VBI-1501A is immunogenic after 2 doses
  - Evidence of strong boosting in antibody titers observed, which is dose-dependent
  - Observed neutralizing antibodies against epithelial cell infection in some subjects is encouraging at this early interim time point
  - Formulation with alum clearly enhances immunogenicity
  - Highest dose tested (2.0μg) is 1/10th that of several other licensed VLP-based vaccines and past CMV candidates
- Generation of neutralizing antibodies against epithelial cell infection has been a challenge of past CMV vaccines
- Neutralizing antibody and binding titers will be reported after the 3rd immunization, results expected H1 2018

Expected Near-Term Milestones by Program

VBI-1501A : Congenital CMV

- *H1 2018* : Final Phase I clinical study results

SCI-B-VAC™ : Hepatitis B

- *H2 2017* : Initiation of enrollment in Phase III program
- *H1 2019* : Phase III results expected

VBI-1901 : Glioblastoma Multiforme (GBM)

- *H2 2017* : Initiation of enrollment in Phase I/IIA clinical study

VBI Vaccines Inc.
222 Third Street, Suite 2241
Cambridge, MA 02142
(617) 830-3031
info@vbivaccines.com